Exhibit 99.1

Azenta, Inc. (Nasdaq: AZTA) Announces Completion of Corporate Name and Stock Ticker Symbol Change from Brooks Automation, Inc. (Nasdaq: BRKS)

Effective at the open of market trading today, the Company will begin trading as Azenta, Inc. (Nasdaq: AZTA)

CHELMSFORD, Mass., December 1, 2021 (PR Newswire) -- Azenta, Inc. (Nasdaq: AZTA) (“Azenta” or the “Company”) announced today that it has completed its previously announced corporate name change from “Brooks Automation, Inc.” to “Azenta, Inc.” In conjunction with the corporate name change, the Company will begin trading on the Nasdaq Global Select Market under the new ticker symbol, AZTA, effective at the open of market trading on December 1, 2021.

This change follows the launch of the Company’s life sciences brand, Azenta Life Sciences and the Investor Day held on November 16, 2021. The Company anticipates completion of the sale of the semiconductor automation business in the first half of calendar year 2022, at which time the Company will become a pure play life sciences company.

About Azenta

Azenta (Nasdaq: AZTA) is a leading provider of life sciences solutions worldwide, enabling impactful breakthroughs and therapies to market faster. Azenta provides a full suite of reliable cold-chain sample management solutions and genomic services across areas such as drug development, clinical research and advanced cell therapies for the industry's top pharmaceutical, biotech, academic and healthcare institutions globally.

In addition, the company operates the Semiconductor Solutions Group business, an industry-leading provider of semiconductor manufacturing automation and collaborative robotics solutions worldwide. On September 20, 2021, the Company announced the pending sale of this business to Thomas H. Lee Partners. Due to the pending divestiture, the Company began reporting the Semiconductor Solutions Group business as discontinued operations in its recent fiscal year-end earnings announcement.

Azenta is headquartered in Chelmsford, MA, with operations in North America, Europe and Asia. For more information, please visit www.azenta.com.

"Safe Harbor Statement" under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Azenta’s financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include but are not limited to statements about timing of completion of the pending sale of our semiconductor automation business, our business following the sale of our semiconductor automation business and the trading of our common stock. Factors that could cause results to differ from our expectations include the following:  the impact of the COVID-19 global pandemic on the markets we serve, including our supply chain, and on the global economy generally, the volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; uncertainties in global political and economic conditions, and other factors and other risks, including those that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result, we can provide no assurance that our future results will not be materially different from those projected. Azenta expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based. Azenta undertakes no obligation to update the information contained in this press release.

INVESTOR CONTACTS:
Sara Silverman
Director, Investor Relations
Azenta, Inc.
978.262.2635
sara.silverman@azenta.com

Sherry Dinsmore
Azenta, Inc.
978.262.2400
sherry.dinsmore@azenta.com